UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report   May 16, 2023
(Date of Earliest event reported)

FIRST NORTHERN COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

California	000-30707	68-0450397
(State of Incorporation)	(Commission File No.)	(IRS Employer ID Number)

195 North First Street, P.O. Box 547, Dixon, California	95620
(Address of principal executive offices)	(Zip Code)

707) 678-3041
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Trading Symbol(s)Name of each exchange on which registered
                                                                                                        None                                                                   Not Applicable

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 16, 2023, First Northern Community Bancorp (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s shareholders acted upon the three proposals listed below.  The final results for the votes regarding each proposal are set forth below.

1.	To elect the following eleven (11) persons to the Board of Directors to serve until the 2024 Annual Meeting of Shareholders or until their respective successors shall be elected and qualified:

Director	Votes For	Against or Authority Withheld	Broker Non-Votes
Patrick R. Brady	8,458,358	36,434	2,057,446
John M. Carbahal	8,458,358	36,434	2,057,446
Gregory DuPratt	8,458,358	36,434	2,057,446
Barbara A. Hayes	8,457,675	37,117	2,057,446
Richard M. Martinez	8,458,358	36,434	2,057,446
Foy S. McNaughton	8,433,443	61,349	2,057,446
Sean P. Quinn	8,458,358	36,434	2,057,446
Daniel F. Ramos	8,458,104	36,688	2,057,446
Mark C. Schulze	8,434,126	60,666	2,057,446
Jeremiah Z. Smith	8,458,339	36,453	2,057,446
Louise A. Walker	8,457,678	37,117	2,057,446

2.
To approve an amendment to Article 4 of the amended Articles of Incorporation to increase the number of shares of common stock authorized for issuance and to remove now-inoperative language authorizing preferred stock in connection with the US Department of the Treasury’s Capital Purchase Program:

For	Against	Abstain
8,339,343	76,705	78,744

3.	To approve a non-binding advisory proposal on the compensation of the Company’s named Executive Officers:

For	Against	Abstain
7,842,207	141,661	510,924

4.	To approve a non-binding advisory proposal regarding the frequency of shareholder votes on executive compensation.

Annually	Every Two Years	Every Three Years	Abstain
2,307,867	130,357	5,967,950	70,268

5.	To ratify the appointment by the Audit Committee of the Board of Directors of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

For	Against	Abstain
10,491,998	258	59,982

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2023	First Northern Community Bancorp (Registrant)

/s/ Jeremiah Z. Smith
By: Jeremiah Z. Smith
President/Chief Executive Officer